COHEN & STEERS DIVIDEND VALUE FUND, INC.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

COHEN & STEERS REAL ASSETS FUND, INC.

COHEN & STEERS REALTY INCOME FUND, INC.

Supplement dated December 21, 2012 to

Statement of Additional Information dated July 1, 2012 (as supplemented October 4, 2012)

Termination of Subadvisor

Effective December 31, 2012, the Board of Directors of each of Cohen & Steers Emerging Markets Real Estate Fund, Inc., Cohen & Steers Global Infrastructure Fund, Inc., Cohen & Steers Global Realty Shares, Inc., Cohen & Steers Institutional Global Realty Shares, Inc., Cohen & Steers International Realty Fund, Inc. and Cohen & Steers Real Assets Fund, Inc., have approved the termination of each Fund’s subadvisory agreement with Cohen & Steers Europe S.A. (“CNS Europe”).

Accordingly, effective December 31, 2012, all references to CNS Europe as a subadvisor to each of the Funds in the Statement of Additional Information are hereby deleted.

Sales of Class A shares at Net Asset Value

Effective immediately, the information below supplements and replaces the information in “Reducing the Initial Sales Load on Class A Shares-Sales at Net Asset Value” in the Statement of Additional Information:

Sales at Net Asset Value. Class A shares of a Fund may be sold at NAV (i.e., without a sales charge) (i) to registered representatives or employees (and their immediate families) of authorized dealers, or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client, (iii) to investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisors and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker, agent, investment advisor or financial institution, (v) to retirement and deferred compensation plans including, but not limited to those defined in Section 401(a), 403(b) or 457 of the Code and “rabbi trusts,” and (vi) through certain types of investment programs including no-load networks, platforms or self-directed investment brokerage accounts offered by financial services firms that may or may not charge transaction fees to their clients, that have entered into an agreement with the Distributor to offer Class A shares without a sales charge. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. Class A shares of the Fund may also be sold at NAV to current officers, directors and employees (and their immediate families) of a Fund, the Advisor and its affiliates, Distributor, employees (and their immediate families) of certain firms providing services to a Fund (such as the custodian and Transfer Agent), and to any trust, pension, profit-sharing or other benefit plan for only such persons.

Fee Limitation Agreement

The Board of Directors of Cohen & Steers International Realty Fund, Inc. has approved a fee waiver/expense reimbursement agreement, effective January 1, 2013 through June 30, 2014, whereby Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), will contractually agree to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain total annual Fund operating expenses (excluding distribution and shareholder servicing fees applicable to Class A and Class C shares; acquired fund fees and expenses; and extraordinary expenses) at 1.35% for Class A shares, 2.00% for Class C shares and 1.00% for Class I shares. Once effective, this contractual agreement can only be amended or terminated prior to its expiration date by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the Advisor.

Accordingly, the following line item regarding waiver/reimbursement arrangements with the Advisor in the table in the “Investment Advisory and Other Services —The Advisor” section is hereby revised and replaced by the following:

Fund	Advisory/Management Fee	Waiver/Reimbursement Arrangement

International Realty Fund*	0.95% for assets up to and including $1.5 billion; 0.85% for assets above $1.5 billion	Effective January 1, 2013, through June 30, 2014, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 1.35% for Class A shares, 2.00% for Class C shares and 1.00% for Class I shares, subject to the exclusions described in the applicable Fund Prospectus.

*	The fee for this Fund is allocated among the separate classes based on the classes’ proportionate shares of such average daily NAV.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

MULTIFDSAISUP-1212